UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2016 (the “Original Filing”) amends Item 9.01 of the Original Filing to make certain disclosures required by Items 9.01(a) and 9.01(b) of Form 8-K with respect to the completed acquisition by Mattress Firm Holding Corp. of all of the outstanding capital stock of HMK Mattress Holdings LLC, the holding company of Sleepy’s and related entities.  Except as specifically amended herein, the Original Filing, including part (d) of Item 9.01 of the Original Filing, remains unchanged.

Item 9.01                   Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The financial statements of the acquired business required by this item will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: February 8, 2016	By:	/s/ Alex Weiss
Alex Weiss
Chief Financial Officer

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